United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03541
Asset Management Fund
(Exact name of registrant as specified in charter)

1000 Brickell Avenue, Suite 500, Miami, FL 33131
(Address of principal executive offices)	(Zip code)

Beacon Hill Fund Services, Inc., 4041 North High Street, Suite 402, Columbus, Ohio 43214
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 247-9780

Date of fiscal year end: 10/31

Date of reporting period: 10/31/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Managed By:
Shay Assets Management, Inc.

ANNUAL REPORT
October 31, 2012

1

CHAIRMAN’S LETTER

The Asset Management Fund (“AMF” and each series, a “Fund”) family of no-load institutional mutual funds is pleased to present to shareholders the 2012 Annual Report.

Politics tend to dominate the news cycle during Presidential election years, forcing fundamentally important issues to the sideline. This year was somewhat different; the confluence of political grandstanding and acute fiscal and economic imbalances have created a somewhat toxic mix for an already polarized Washington to sort out. It will be difficult for each side to come down off their election soap boxes and achieve a meaningful and balanced solution. For example, as we write this letter, the “Fiscal Cliff” debate has begun; we expect that Washington will let this process devolve into a crisis situation before a band-aid solution is achieved (recall the 500 point stock market decline after Congress initially rejected TARP in October 2008).

To repeat what we wrote last year: “we need leadership out of Washington to put policies in place to spur economic growth”. To clarify that statement, we’re not looking for industrial policy from D.C.; instead, our political leaders need to reform the tax code, stabilize discretionary spending and entitlements, and rationalize defense spending. In other words, put into place policies that put the federal budget deficit on a glide path to long-term stability while protecting the “life, liberty, and happiness” of its citizens. This level of policy clarity provides consumers, investors, businesspeople and corporations the confidence to spend and invest. For example, in the 1950’s, decisive political leadership helped to build the interstate highway system; government knew that their job was to build the roads, not drive the car. We fear that today’s politicians prefer the latter, but don’t know when to use the brakes.

That said, consumers and corporations are trying to rebound. An improving employment picture and low interest rates have reduced consumer debt service burdens to 30 year lows and new homes sales are showing signs of life. Corporate profitability is slowing, but cashflow is strong so balance sheets are well-positioned for an upswing in economic activity. The U.S. is in the midst of an energy boom that could bring self-sufficiency in the next ten years; and the agricultural heartland of the country has benefitted from rising food and farmland prices. While the Chinese economy shows signs of bottoming, Europe and Japan remain difficult stories. The U.S. will have to lead the global economy out of its doldrums.

But missteps in fiscal policy are a risk; monetary policy, however, remains highly accommodative. With negative real rates in the U.S., the Fed is pushing on a string and the asset bubble in long-maturity bond prices will not end well. That said, our philosophy continues to focus on investment strategies that offer safety and transparency to our shareholders. With the Fed Quantitative Easing strategies focusing on longer duration securities, shorter duration government mortgage-backed securities are still the right place to preserve capital. We thank you for your support, and continue to focus on maximizing long-term shareholder value within the appropriate risk management framework.

Rodger D. Shay
Chairman
Asset Management Fund

The report has been prepared to provide information to the shareholders of the Funds and must be proceeded or accompanied by a prospectus. It is not to be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at AMF’s website (www.amffunds.com). Investors should consider the investment objectives, risks, and expenses of the Funds before investing. Read the prospectus carefully before you invest. Like all Mutual Funds, the Funds are not FDIC insured, may lose value and have no bank guarantee.

1

MARKET OVERVIEW
October 31, 2012

As investors know, markets tend to have a memory, meaning that the recent behavior of markets tends to influence investors assumptions regarding future prices. Undoubtedly, the housing market exhibited this kind of mindset in the middle of the previous decade. So with a third consecutive year of roughly 2% real GDP growth under our belt, what is the risk that investor complacency assumes another “slow go” year?

Reviewing the key drivers (and deterrents) of growth over the past few years, and their relationship to the investment strategies we manage for our clients, may shed some light on what to expect over the next few years. Given the ongoing discussions regarding the “Fiscal Cliff”, it is noteworthy that these negotiations (and those that follow) may put a brake on federal government spending. Undoubtedly, the short-term impact on GDP will be negative, although if Washington actually comes up with a long-term, sophisticated financial plan for the budget (unlikely, in our view), improved confidence from consumers and investors could certainly add to long term growth prospects. Regardless, we don’t think that will have much impact on interest rates in 2013; if Washington drops the ball, rates will decline somewhat as economic activity weakens. But the problem with the economy isn’t interest rates, its Washington. If the economy stumbles, the Fed’s Quantitative Easing programs already provide a non-economic bid to bond prices, and more QE will be on the way.

Investors should be wary of this “Interest Rate Gap”, i.e., the difference between the price the Fed will pay for fixed income securities and the price that brings in real economic buyers. The Interest Rate Gap is one of the reasons our Funds have maintained their interest rate exposure towards the lower end of our targets; from a risk/reward perspective, investors simply aren’t getting paid to take interest rate risk. The only substantial risk to interest rates we foresee in 2013 is a sharp steepening in the yield curve; “Operation Twist” has succeeded in flattening the yield curve to a level that is historically unsustainable (given the level of real interest rates), so any unanticipated increase in real GDP should initially cause long term interest rates to rise. QE III has also pushed down mortgage rates somewhat; at the margin, this will support faster prepayments, but the impact will mainly be felt by loans originated between 2009 and 2011, which are origination years that our funds have limited exposure.

Non-durable spending has also led the growth in GDP, but this sector has been dominated by healthcare, education, energy, and core services. These sectors tend to fall more into the category of necessities as opposed to luxury items. They have also recently experienced above average price increases, and with real disposable income in the U.S. essentially flat over the past five years, these expenses are likely “crowding out” other consumer expenditures. But the relentless decline in interest rates (particularly mortgage rates) and mortgage debt outstanding means that consumer’s debt servicing burdens are at a thirty year low. We believe debt service is more important than debt to income ratios, which still look high by historical standards. Given that today’s stock of debt is mainly long-term, fixed rate debt, households have greater certainty as to their disposable income. If the economy improves at all and drives down the unemployment rate, the consumer portion of the economy could be surprisingly supportive of GDP in the next few years.

The government’s HARP (“Home Affordable Refinance Program”) programs have certainly been supportive of this trend. Given that our fixed income funds focus exclusively on government and government agency securities, we pay particular attention to housing policy emanating from Washington. In particular, HARP 2.0 – the second iteration of the government’s program to assist underwater homeowners – has been quite beneficial to homeowners this year. HARP-driven refinancings have surged in 2012, achieving a pace of modification that is three times faster than in 2011. We expected this would be the case, and in the first quarter of 2012 sold securities from our funds which we believed to be the most vulnerable to HARP-induced refinancings.

One surprising statistic for 2012 has been the rebound in home prices. While this was inevitable – population growth absorbs excess housing when new construction is dormant – most market participants felt higher prices would occur in 2014-16. But the economic variable that the market fails to predict is macro-shifts in consumer attitudes and how those attitudes drive expenditures. With employment improving, and the “own vs. rent” equation in favor of home ownership, consumers are wading back into the housing markets. Additionally, the inventory of new housing is at a multi-decade low, so any demand will generate real economic activity (not just inventory draw-downs). This is the “Big Kahuna” of the economic recovery; the multiplier effect on housing is large and the impact on household psyche is meaningful. Economists are forecasting that housing can yield anywhere from 0.50% to 2.0% in 2013; if the higher end is achieved, there will be some unanticipated positive results for the economy.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

2

MARKET OVERVIEW
October 31, 2012

Besides the impact on GDP and interest rates, improving home prices slowly reduces homeowners’ loan-to-values (“LTV”), a key metric that computes the outstanding loan amount relative to the value of the home and determines whether or not a mortgage is refinanceable. Of course, the national decline in home prices since 2007 – at the trough, home prices were down over 30% - means that it will take several years of consistent home price appreciation to get those ratios back to a level that will allow the homeowner to refinance; so while we track home prices closely, we do not expect higher home prices to demonstrably impact prepayment risk for most of our fund’s holdings.

All that said, the likely outcome for 2013 is, in fact, another year of soft economic growth. While our optimism that the U.S. economy will always surprise the naysayers over the long haul, many roadblocks remain to achieving optimal economic growth. In the meantime, we thank all of our shareholders for allowing us to assist them in their investment needs, and look forward to a prosperous 2013.

The report has been prepared to provide information to the shareholders of the Funds and must be proceeded or accompanied by a prospectus. It is not to be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the prospectus. You may obtain a current copy of the prospectus by calling 1-800-247-9780 or at AMF’s website (www.amffunds.com). Investors should consider the investment objectives, risks, and expenses of the Funds before investing. Read the prospectus carefully before you invest. Like all mutual funds, the Funds are not FDIC insured, may lose value and have no bank guarantee.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

3

ASSET MANAGEMENT FUND REVIEW
October 31, 2012

Ultra Short Mortgage Fund

With nearly zero interest rate volatility on the front part of the yield curve, the Fund focused on securities that offer stable, prepayment protected yields. The Fund’s holdings are mainly seasoned government agency hybrid ARMs; many of the loans backing these pools provide the borrower with a monthly mortgage payment that cannot be replicated even with fixed mortgage rates at all-time lows. This is because many of the loans in our pools are still in their interest-only period, and interest-only loans are generally not available today given the tight credit terms in the current mortgage market. While the Fund did purchase several securities backed by recently issued mortgages, our focus continues to be on seasoned loans which have a variety of impediments to refinancing. This strategy – focusing on higher coupon, seasoned securities – has allowed the Fund to maintain a relatively attractive yield compared to newly issued securities. The Fund was ranked in the 16th percentile and the 55th percentile of the Morningstar Ultra Short Bond category for the one-year periods ended October 31, 2011 and October 31, 2012, respectively.* The recent outperformance relative to its U.S. Treasury T-bills is mainly due to the Federal Reserve’s policy of keeping short-term interest rates unusually low and thereby limiting their total return while short-term mortgage-backed securities have not been subject to these large scale acquisitions.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

*
The Morningstar category is assigned based on the underlying securities in each portfolio. Morningstar places funds in a given category based on their portfolio statistics and compositions over the past three years. When necessary, Morningstar may change a category assignment based on recent changes to the portfolio. Morningstar has classified the Ultra Short Mortgage Fund in the Ultra Short Bond category. The Morningstar percentile rankings were based on 105 funds and 111 funds on 10/31/11 and 10/31/12, respectively. The one, three, five and ten-year percentile rankings for the Ultra Short Fund in the Morningstar Ultra Short Bond category as of 10/31/11 and 10/31/12 were as follows:

	One-year Percentile	Three-year Percentile	Five-year Percentile	Ten-year Percentile
10/31/11	16th	57th	92nd	100th
10/31/12	55th	16th	98th	96th

The percentile rankings shown reflect any expenses that were voluntarily reduced during the periods presented. In such instances, and without this activity, the percentile rankings may have been less favorable.

4

ASSET MANAGEMENT FUND REVIEW
October 31, 2012

Ultra Short Fund

With nearly zero interest rate volatility on the front part of the yield curve, the Fund focused on securities that offer stable, prepayment protected yields. The Fund’s holdings are mainly seasoned government agency hybrid ARMs; many of the loans backing these pools provide the borrower with a monthly mortgage payment that cannot be replicated even with fixed mortgage rates at all-time lows. This is because many of the loans backing the funds’ pools are still in their interest-only period, and interest-only loans are generally not available today given the tight credit terms in the current mortgage market. The Fund was ranked in the 60th percentile and the 46th percentile of the Morningstar Ultra Short Bond category for the one-year periods ended October 31, 2011 and October 31, 2012, respectively.* The recent outperformance relative to U.S. Treasury T-bills is mainly due to the Federal Reserve’s policy of keeping short-term interest rates unusually low and thereby limiting their total return while short-term mortgage-backed securities have not been subject to these large scale acquisitions.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

*
The Morningstar category is assigned based on the underlying securities in each portfolio. Morningstar places funds in a given category based on their portfolio statistics and compositions over the past three years. When necessary, Morningstar may change a category assignment based on recent changes to the portfolio. Morningstar has classified the Ultra Short Fund in the Ultra Short Bond category. The Morningstar percentile rankings were based on 105 funds and 111 funds on 10/31/11 and 10/31/12, respectively. The one, three, five and ten-year percentile rankings for the Ultra Short Fund in the Morningstar Ultra Short Bond category as of 10/31/11 and 10/31/12 were as follows:

	One-year Percentile	Three-year Percentile	Five-year Percentile	Ten-year Percentile
10/31/11	60th	100th	100th	100th
10/31/12	46th	97th	100th	100th

The percentile rankings shown reflect any expenses that were voluntarily reduced during the periods presented. In such instances, and without this activity, the percentile rankings may have been less favorable.

5

ASSET MANAGEMENT FUND REVIEW
October 31, 2012

Short U.S. Government Fund

With historically low interest rate volatility on the short to intermediate portion of the yield curve, the Fund focused on securities that offer stable, prepayment protected yields and fixed rate government agency mortgage-backed securities. This strategy – focusing on higher coupon, seasoned securities – has allowed the fund to maintain a relatively attractive yield compared to newly issued securities. The Fund also used fixed rate MBS to manage interest rate exposure, and the fund was generally positioned toward the lower end of its targeted duration range. The Fed’s Quantitative Easing strategies generally reduced the yield advantage of extending duration during a period when the Federal Reserve was holding short interest rates stable. The Fund was ranked in the 77th percentile and the 33rd percentile of the Morningstar Short Government Bond category for the one year periods ended October 31, 2011 and October 31, 2012, respectively.* The recent outperformance relative to short-term U.S. Treasuries is mainly due to the Federal Reserve’s policy of keeping short term interest rates unusually low and thereby limiting their total return while short-term mortgage-backed securities have not been subject to these large scale acquisitions.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

*
The Morningstar category is assigned based on the underlying securities in each portfolio. Morningstar places funds in a given category based on their portfolio statistics and compositions over the past three years. When necessary, Morningstar may change a category assignment based on recent changes to the portfolio. Morningstar has classified the Short U.S. Government Fund in the Short Government Bond category. The Morningstar percentile rankings were based on 161 funds and 145 funds on 10/31/11 and 10/31/12, respectively. The one, three, five and ten-year percentile rankings for the Short U.S. Government Fund in the Morningstar Short Government Bond category as of 10/31/11 and 10/31/12 were as follows:

	One-year Percentile	Three-year Percentile	Five-year Percentile	Ten-year Percentile
10/31/11	77th	62nd	99th	91st
10/31/12	33rd	63rd	97th	91st

The percentile rankings shown reflect any expenses that were voluntarily reduced during the periods presented. In such instances, and without this activity, the percentile rankings may have been less favorable.

6

ASSET MANAGEMENT FUND REVIEW
October 31, 2012

Intermediate Mortgage Fund

With historically low interest rate volatility on the intermediate portion of the yield curve, the Fund focused on securities that allowed it to benefit from the various Federal Reserve Quantitative Easing programs. The Fund’s holdings are mainly higher coupon, fixed rate securities and this strategy has allowed the fund to maintain a relatively attractive yield compared to newly issued securities. The Fund also used fixed rate MBS to add yield and manage interest rate exposure, and the fund was generally positioned toward the lower end of its targeted duration range. The Fund was ranked in the 42nd percentile and the 42nd percentile of the Morningstar Short-Term Bond category for the one year periods ended October 31, 2011 and October 31, 2012, respectively.* The recent outperformance relative to short and intermediate term U.S. Treasuries is mainly due to the Federal Reserve’s policy of keeping short-term Treasury rates unusually low and thereby limiting their total return potential while intermediate term mortgage-backed securities have recently benefitted from large scale Fed acquisitions.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

*
The Morningstar category is assigned based on the underlying securities in each portfolio. Morningstar places funds in a given category based on their portfolio statistics and compositions over the past three years. When necessary, Morningstar may change a category assignment based on recent changes to the portfolio. Morningstar has classified the Intermediate Mortgage Fund in the Short Term Bond category. The Morningstar percentile rankings were based on 440 funds and 436 funds on 10/31/11 and 10/31/12, respectively. The one, three, five and ten-year percentile rankings for the Intermediate Mortgage Fund in the Morningstar Short Term Bond category as of 10/31/11 and 10/31/12 were as follows:

	One-year Percentile	Three-year Percentile	Five-year Percentile	Ten-year Percentile
10/31/11	42nd	100th	100th	100th
10/31/12	42nd	98th	100th	100th

The percentile rankings shown reflect any expenses that were voluntarily reduced during the periods presented. In such instances, and without this activity, the percentile rankings may have been less favorable.

7

ASSET MANAGEMENT FUND REVIEW
October 31, 2012

U.S. Government Mortgage Fund

With historically low interest rate volatility on the intermediate portion of the yield curve, the Fund focused on securities that allowed it to benefit from the various Federal Reserve Quantitative Easing programs. The Fund’s holdings are mainly higher coupon, fixed rate securities and this strategy has allowed the fund to maintain a relatively attractive yield compared to newly issued securities. The Fund also used fixed rate MBS to manage interest rate exposure, and the fund was generally positioned toward the lower end of its targeted duration range. The Fund was ranked in the 98th percentile and the 44th percentile of the Morningstar Intermediate Government Bond category for the one year periods ended October 31, 2011 and October 31, 2012, respectively.* The recent outperformance relative to intermediate term U.S. Treasuries is mainly due to the Federal Reserve’s policy of keeping short-term Treasury rates unusually low and thereby limiting their total return potential while intermediate term mortgage-backed securities have recently benefitted from large scale Fed acquisitions.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

*
The Morningstar category is assigned based on the underlying securities in each portfolio. Morningstar places funds in a given category based on their portfolio statistics and compositions over the past three years. When necessary, Morningstar may change a category assignment based on recent changes to the portfolio. Morningstar has classified the U.S. Government Mortgage Fund in the Intermediate Government Bond category. The Morningstar percentile rankings were based on 359 funds and 351 funds on 10/31/11 and 10/31/12, respectively. The one, three, five and ten-year percentile rankings for the U.S. Government Mortgage Fund in the Morningstar Intermediate Government Bond category as of 10/31/11 and 10/31/12 were as follow

	One-year Percentile	Three-year Percentile	Five-year Percentile	Ten-year Percentile
10/31/11	98th	99th	100th	100th
10/31/12	44th	97th	100th	100th

The percentile rankings shown reflect any expenses that were voluntarily reduced during the periods presented. In such instances, and without this activity, the percentile rankings may have been less favorable.

8

AMF LARGE CAP EQUITY FUND REVIEW
October 31, 2012

Large Cap Equity Fund Review

During the one-year period ending October 31, 2012, the AMF Large Cap Equity Fund (“Class AMF”) produced a total return of 14.16%. Total return figures for the Fund’s peer group and benchmark index were 12.55% for the Morningstar Large Blend Category and 15.20% for the Standard & Poor’s 500 Index for the same period. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses. The AMF Large Cap Equity Fund contains approximately 30 high quality, large capitalization common stock investments. Stemming from its focus on companies that have demonstrated an ability to achieve long-term sustainable earnings and dividend growth, the Fund is more heavily weighted toward sectors of the market that are less cyclical in nature. The Fund’s largest sector weighting is in consumer staples, approximately twice the market weighting. Individual security performance, relative market sector performance and fund expense ratio are the primary drivers of the Fund’s investment return relative to its peer group and index benchmarks. For the one-year period ending October 31, 2012, the AMF Large Cap Equity Fund outperformed its peer group, the Morningstar Large Blend Category, by 161 basis points and underperformed the S&P 500 Index by 104 basis points. Net of the Fund’s 120 basis point expense ratio, the Fund outperformed the S&P 500 index by 16 basis points.

During the past year, the domestic economy has produced positive growth although the pace has been slow. Gross Domestic Product (GDP) growth has hovered around the 2% mark throughout the 12-month period. The employment picture has also improved somewhat, but here again the rate of improvement is tepid. The unemployment rate has just recently dipped below the 8% level, however, that leaves a sizeable portion of the U.S. working population still looking for employment. The level of underemployment, people with jobs but not earning at their full capacity, also remains quite high. The Federal Reserve has been actively trying to address these matters with an extremely accommodative monetary policy. The result of which has further reduced interest rates from this time last year. Short-term interest rates are near zero, while the benchmark 10-year Treasury note yields approximately 1.69%.

There are rays of light emanating from recent economic reports. The housing market is showing steady signs of improvement, as distressed sales have become a smaller part of the resale market, and new home sales volume has increased. Home prices are making positive headway as historically low mortgage rates help affordability and the employment picture slowly improves. Consumer confidence has also been steadily improving as consumers continue the deleveraging process and personal balance sheets improve. Higher consumer confidence has also led to strong retail sales figures.

Looking at the year from a business perspective, profit margins have remained elevated after efficiencies were implemented during and after the “Great Recession” of 2008-2009, which has translated into continued earnings and cash flow growth. However, the slow rate of economic growth in the U.S., coupled with a slowdown in global economic growth, has tempered revenue growth. Concerns over the 2012 Presidential election outcome and uncertainly regarding a resolution to the year-end “fiscal cliff” have put the brakes on business investment. However, dividend paying companies continued to expand their payouts and many companies also repurchased shares during the year as cash continued to mount on their balance sheets. As interest rates continued their decline, reducing the attractiveness of investment alternatives, price-earnings (p/e) ratios expanded (and earnings yields contracted) over the course of the year. The total return of the stock market during the 12-month period can be summarized as a combination of expanding p/e ratios, nominal earnings growth and higher dividend payouts.

The AMF Large Cap Equity Fund’s investment philosophy focuses on investing in high quality, large capitalization common stocks. More specifically, we seek to acquire equity stakes in established companies that we believe have the ability to produce long-term sustainable earnings and dividend growth at favorable valuations for long-term ownership. We believe that this is a prudent way for investors to accumulate wealth over the long-term and benefit from the merits of compounding. As of October 31, 2012, the portfolio’s 30 holdings had a weighted average earnings yield of 7.19% (12-month trailing earnings divided by the closing stock price on 10/31/12). The weighted average 5-year historical earnings growth rate for these holdings was 6.49%. This period includes the recession of 2008-2009 as well as the subsequent economic recovery, which has been slower than normal. The weighted average dividend yield of our current portfolio holdings as of October 31, 2012 is 2.61%. Over the previous 5-year period, the growth rate of these dividends has been 9.02% on a weighted average basis. The current earnings and dividend yields available in the equity market today are very attractive relative to the “risk-free” alternative in the U.S. Treasury market.

Our long-term approach to investing in high quality companies once again resulted in low portfolio turnover of 8% during the year. Two additions were made to the portfolio during the period, namely Walt Disney and DuPont. We believe that each company provides us with a favorable combination of earnings and dividend growth and were available at attractive valuations.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

9

AMF LARGE CAP EQUITY FUND REVIEW
October 31, 2012

Disney’s television broadcasting network, led by ESPN, theme parks, filmed entertainment and merchandising products have generated steady growth over its history, which we feel will continue well into the future. DuPont’s agricultural seed and crop protection products, performance chemical, coatings and materials, and electronic, safety and protection products provide for a diversified revenue mix capable of producing attractive long-term earnings growth in our opinion. DuPont also pays out a handsome dividend. Valuation is a significant factor in our investment process, which prompted our two recent additions, as well as led to reductions in a number of existing positions after significant price appreciation. Some of the more notable reductions included Home Depot, TJX Companies, Wal-Mart Stores and Abbott Labs.

As we look forward into the next twelve months, investors have plenty of things to worry about – the “fiscal cliff,” slow economic growth, high unemployment, the government deficit to name a few. However, each and every year it seems there is a laundry list of things to worry about, and next year you can be sure that investors will have new worries on their minds. At the AMF Large Cap Equity Fund, your portfolio management team prefers to focus on company specific fundamentals and valuation. By identifying investments that offer the opportunity for long-term sustainable earnings and dividend growth and making acquisitions when valuations are attractive, we feel that long-term wealth creation can be achieved even as investor sentiment ebbs and flows over the course of time. In fact pessimism is often our friend, as it is during those times that valuations are often most attractive.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

10

Investment Comparison (Unaudited)

Comparison of change in value of a hypothetical $10,000 investment for the years ended October 31

Ultra Short Mortgage Fund

	Gross Expense Ratio 0.97%

The above expense ratio is from the Funds’ prospectus dated March 1, 2012. Additional information pertaining to the Funds’ expense ratios as of October 31, 2012 can be found in the Financial Highlights.

	Average Annual Total Return Periods Ending October 31, 2012

		One Year	Five Year	Ten Year
	Ultra Short Mortgage Fund	1.46%	–2.03%	0.38%
	Barclay 6 Month T-Bill
	Bellwethers Index	0.12%	0.92%	1.96%

Ultra Short Fund

	Gross Expense Ratio 1.09%

The above expense ratio is from the Funds’ prospectus dated March 1, 2012. Additional information pertaining to the Funds’ expense ratios as of October 31, 2012 can be found in the Financial Highlights.

	Average Annual Total Return Periods Ending October 31, 2012

		One Year	Five Year	Ten Year
	Ultra Short Fund	1.78%	–8.06%	–2.71%
	Barclay 6 Month T-Bill
	Bellwethers Index	0.12%	0.92%	1.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Barclay 6 Month T-Bill Bellwethers Index is an unmanaged index comprised of U.S. Government Treasury Bonds with an average maturity of six months. The index represents unmanaged groups of bonds that differ from the composition of each AMF Fund. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for any of the AMF Funds, please call 1-800-247-9780.

11

Investment Comparison (Unaudited)

Comparison of change in value of a hypothetical $10,000 investment for the years ended October 31

Short U.S. Government Fund

	Gross Expense Ratio 0.73%

The above expense ratio is from the Funds’ prospectus dated March 1, 2012. Additional information pertaining to the Funds’ expense ratios as of October 31, 2012 can be found in the Financial Highlights.

	Average Annual Total Return Periods Ending October 31, 2012

		One Year	Five Year	Ten Year
	Short U.S. Government Fund	1.91%	0.81%	1.87%
	Barclay 1-3 Year Government Index	0.42%	2.73%	2.78%

Intermediate Mortgage Fund

	Gross Expense Ratio 0.82%	Net Expense Ratio 0.75%

The above expense ratios are from the Funds’ prospectus dated March 1, 2012. As indicated in the difference between the gross and net expense ratio, contractual fee waivers are in effect from March 1, 2012 through February 28th, 2013. Additional information pertaining to the Funds’ expense ratios as of October 31, 2012 can be found in the Financial Highlights.

	Average Annual Total Return Periods Ending October 31, 2012

		One Year	Five Year	Ten Year
	Intermediate Mortgage Fund	3.72%	–8.72%	–3.18%
	Barclay Fixed Rate Mortgage
	Backed Securities Index	3.56%	6.17%	5.22%
	Barclay 1-5 Year Government Index	1.05%	3.83%	2.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Barclay 1-3 Year Government Index is an unmanaged index generally representative of government securities with maturities of one to three years. The Barclay Fixed Rate Mortgage Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds. The Barclay 1-5 Year Government Index is an unmanaged index generally representative of government securities with maturities of one to five years. The indices represent unmanaged groups of bonds that differ from the composition of each AMF Fund. The indices do not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for any of the AMF Funds, please call 1-800-247-9780.

12

Investment Comparison (Unaudited)

Comparison of change in value of a hypothetical $10,000 investment for the years ended October 31

U.S. Government Mortgage Fund

	Gross Expense Ratio 0.73%

The above expense ratio is from the Funds’ prospectus dated March 1, 2012. Additional information pertaining to the Funds’ expense ratios as of October 31, 2012 can be found in the Financial Highlights.

	Average Annual Total Return Periods Ending October 31, 2012

		One Year	Five Year	Ten Year
	U.S. Government Mortgage Fund	3.73%	1.10%	2.26%
	Barclay Fixed Rate Mortgage
	Backed Securities Index	3.56%	6.17%	5.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Barclay Fixed Rate Mortgage Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds. The index represents unmanaged groups of bonds that differ from the composition of each AMF Fund. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for any of the AMF Funds, please call 1-800-247-9780.

13

Investment Comparison (Unaudited)

Comparison of change in value of a hypothetical $10,000 investment for the years ended October 31

Large Cap Equity Fund

The following graph shows that an investment of $10,000 in the Class AMF of the Fund on October 31, 2002 would have been worth $15,591 on October 31, 2012, assuming all dividends and distributions had been reinvested. A similar investment in the S&P 500, over the same period, would have been to $19,495. A similar investment in the Morningstar Large Cap Blend, over the same period, would have worth to $17,975.

Gross Expense Ratio
Class AMF 1.24%
Class H 0.99%

The above expense ratios are from the Funds’ prospectus dated March 1, 2012. Additional information pertaining to the Funds’ expense ratios as of October 31, 2012 can be found in the Financial Highlights.

	Average Annual Total Return Periods Ending October 31, 2012*

		One Year	Five Year	Ten Year	Since Inception
	Class AMF	14.16%	2.13%	4.54%
	Class H(1)	14.33%	N/A	N/A	17.96%
	Morningstar Large Cap Blend	12.55%	–0.79%	6.04%
	S&P 500	15.20%	0.36%	6.91%

*  Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The S&P 500 does not include a reduction in total return for expenses.

(1) Class H of the Fund commenced operations on February 20, 2009. An investment of $10,000 in Class H on February 20, 2009 would have been worth $18,405 on October 31, 2012.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Morningstar Large Cap Blend Average consists of funds that, by portfolio practice, invest at least 70% of assets in domestic stocks in the top 70% of the capitalization of the U.S. equity market. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. The Standard & Poors 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole. Each of these indices represents an unmanaged group of securities that differ from the composition of each AMF Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for any of the AMF Funds, please call 1-800-247-9780.

14

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

	Percentage of Net Assets	Maturity Date	Principal Amount	Value
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	58.3%
1 Yr. Constant Maturity Treasury Based ARMS	38.7%
Fannie Mae
2.49%		7/1/28	$1,893,423	$1,998,895
2.11%		8/1/29	1,517,285	1,581,777
2.27%		3/1/30	220,749	232,086
2.34%		5/1/33	748,165	795,217
2.48%		9/1/33	2,398,371	2,526,396
2.32%		1/1/35	6,258,596	6,669,698
2.38%		1/1/35	4,998,513	5,342,411
2.80%		9/1/36	13,026,474	14,009,686
2.83%		6/1/37	18,719,299	20,114,954
2.32%		9/1/38	8,579,177	9,222,135
2.71%		9/1/38	21,067,058	22,562,188
2.85%		5/25/42	5,594,986	5,886,188
Fannie Mae Grantor Trust
3.48%		5/25/42	7,448,843	7,612,003
2.80%		8/25/43	8,991,682	9,282,563
Fannie Mae Whole Loan
3.05%		8/25/42	8,509,696	9,191,757
3.63%		8/25/42	3,202,853	3,427,885
2.73%		4/25/45	15,667,392	16,790,153
Freddie Mac
2.32%		10/1/22	552,434	569,991
2.28%		9/1/27	979,798	1,018,453
2.24%		9/1/28	6,761,104	7,076,037
2.25%		9/1/30	557,565	575,341
2.36%		7/1/31	3,475,747	3,610,679
				150,096,493
12 Mo. London Interbank Offering Rate (LIBOR)	7.7%
Fannie Mae
2.74%		8/1/37	28,219,765	30,336,247
6 Mo. Certificate of Deposit Based ARMS	0.7%
Fannie Mae
1.48%		6/1/21	809,029	817,483
1.96%		12/1/24	1,388,749	1,429,324
Freddie Mac
2.19%		1/1/26	557,748	578,117
				2,824,924
6 Mo. London Interbank Offering Rate (LIBOR)	3.4%
Fannie Mae
2.02%		9/1/27	2,851,739	2,964,759
1.97%		3/1/28	2,847,098	2,951,316
2.46%		6/1/28	404,608	428,149
1.95%		9/1/33	1,329,532	1,378,994
2.00%		11/1/33	2,222,830	2,308,011
2.02%		11/1/33	968,573	1,003,987
Freddie Mac
2.86%		9/1/30	2,311,591	2,470,892
				13,506,108

See notes to financial statements.

15

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

	Percentage of Net Assets	Maturity Date	Principal Amount	Value
Cost of Funds Index Based ARMS	8.4%
Fannie Mae
3.31%		2/1/28	$11,021,619	$11,690,863
2.37%		8/1/33	6,913,874	7,216,771
2.96%		11/1/36	7,374,342	7,891,438
2.35%		6/1/38	6,010,522	6,278,392
				33,077,464
TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES				232,089,349
FIXED RATE MORTGAGE-RELATED SECURITIES	35.3%
15 Yr. Securities	7.6%
Fannie Mae
3.00%		9/1/22	19,648,586	20,775,310
2.50%		10/1/27	6,109,485	6,412,656
2.50%		10/1/27	2,744,294	2,880,474
				30,068,440
30 Yr. Securities	9.9%
Fannie Mae
4.00%		5/1/42	17,252,323	18,115,733
4.00%		8/1/42	4,854,914	5,428,624
Freddie Mac
4.00%		3/1/42	11,719,342	12,288,000
Government National Mortgage Association
4.00%		12/15/41	2,969,117	3,255,387
				39,087,744
Collateralized Mortgage Obligations	17.8%
Fannie Mae
5.00%		2/25/18	3,314,635	3,534,124
4.00%		10/25/23	2,034,977	2,109,342
5.00%		3/25/24	4,391,403	4,734,468
4.50%		6/25/36	11,168,063	11,654,433
4.00%		8/25/37	3,704,149	3,905,311
Freddie Mac
4.00%		6/15/36	13,124,235	13,602,075
Government National Mortgage Association
4.77%		8/16/27	1,984,982	1,989,271
5.00%		8/20/35	6,267,481	6,335,043
4.50%		11/20/36	2,445,694	2,470,177
4.00%		6/20/39	18,367,148	19,728,337
				70,062,581
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES				139,218,765
U.S. GOVERNMENT OBLIGATIONS	0.6%
FHLMC Structured Pass-Through Securities
3.31%		3/25/44	2,158,211	2,248,113
TOTAL U.S. GOVERNMENT OBLIGATIONS				2,248,113
U.S. GOVERNMENT AGENCIES	1.0%
FDIC Structured Sale Guaranteed Notes
1.68%(a)(b)		1/7/13	2,500,000	2,499,825
3.00%(b)		9/30/19	1,580,961	1,618,508
TOTAL U.S. GOVERNMENT AGENCIES				4,118,333

See notes to financial statements.

16

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

	Percentage of Net Assets	Shares	Value
INVESTMENT COMPANIES	0.0%
Northern Institutional Treasury Portfolio, 0.04%		917	$917
TOTAL INVESTMENT COMPANIES			917

	Percentage of Net Assets	Principal Amount	Value
REPURCHASE AGREEMENTS	4.7%
Bank of America, 0.23%, (Agreement dated 10/31/12 to be repurchased at $18,722,120 on 11/1/12. Collateralized by Fixed Rate U.S. Government Mortgage-Backed Securities, 2.50% - 3.00%, with a value of $19,096,441, due at 12/20/40 - 4/20/42)		$18,722,000	$18,722,000
TOTAL REPURCHASE AGREEMENTS			18,722,000
TOTAL INVESTMENTS (Cost $385,828,628)(c)	99.9%		394,149,364
NET OTHER ASSETS (LIABILITIES)	0.1%		240,290
NET ASSETS	100.0%		$394,389,654

*	The rates presented are the rates in effect at October 31, 2012.
(a)	Zero coupon bond reflects effective yield on the date of purchase.
(b)
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(c)	Represents cost for financial reporting purposes.
FDIC - Federal Deposit Insurance Corporation.
FHLMC - Federal Home Loan Mortgage Corporation.

See notes to financial statements.

17

ASSET MANAGEMENT FUND
ULTRA SHORT FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

	Percentage of Net Assets	Maturity Date	Principal Amount	Value
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	79.3%
1 Yr. Constant Maturity Treasury Based ARMS	57.3%
Fannie Mae
2.30%		10/1/28	$135,458	$142,714
2.66%		12/1/30	372,175	397,045
2.26%		7/1/33	531,605	556,206
2.71%		9/1/38	916,065	981,078
Freddie Mac
2.37%		11/1/28	111,818	117,225
2.86%		1/1/29	514,081	550,582
2.28%		7/1/30	362,956	380,594
2.32%		9/1/30	76,008	80,780
2.54%		8/1/31	820,279	864,322
				4,070,546
12 Mo. London Interbank Offering Rate (LIBOR)	22.0%
Fannie Mae
2.74%		8/1/37	1,452,101	1,561,008
TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES				5,631,554
FIXED RATE MORTGAGE-RELATED SECURITIES	14.7%
15 Yr. Securities	14.7%
Fannie Mae
2.50%		10/1/27	994,601	1,043,956
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES				1,043,956

	Percentage of Net Assets		Shares	Value
INVESTMENT COMPANIES	5.1%
Northern Institutional Treasury Portfolio, 0.04%			359,804	$359,804
TOTAL INVESTMENT COMPANIES				359,804
TOTAL INVESTMENTS (Cost $6,899,257)(a)	99.1%			7,035,314
OTHER NET ASSETS (LIABILITIES)	0.9%			60,404
NET ASSETS	100.0%			$7,095,718

*	The rates presented are the rates in effect at October 31, 2012.
(a)	Represents cost for financial reporting purposes.

See notes to financial statements.

18

ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

	Percentage of Net Assets	Maturity Date	Principal Amount	Value
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	32.5%
1 Yr. Constant Maturity Treasury Based ARMS	32.5%
Fannie Mae
2.55%		5/1/31	$549,400	$586,431
2.38%		1/1/35	427,513	456,926
2.80%		9/1/36	605,883	651,613
2.71%		9/1/38	1,641,283	1,757,765
Fannie Mae Grantor Trust
3.48%		5/25/42	843,190	861,659
2.80%		8/25/43	1,755,914	1,812,718
Freddie Mac
2.34%		3/1/27	276,063	289,478
2.54%		8/1/31	1,196,380	1,260,618
				7,677,208
TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES				7,677,208
FIXED RATE MORTGAGE-RELATED SECURITIES	60.6%
15 Yr. Securities	37.5%
Fannie Mae
3.50%		7/1/21	1,825,270	1,937,420
2.50%		2/1/26	419,014	438,890
3.00%		1/1/27	4,145,984	4,378,279
2.50%		10/1/27	1,989,202	2,087,913
Freddie Mac
8.00%		12/17/15	12,370	12,942
				8,855,444
30 Yr. Securities	4.0%
Fannie Mae
4.00%		5/1/42	905,437	950,750
Collateralized Mortgage Obligations	19.1%
Fannie Mae
4.00%		8/25/37	926,037	976,328
Freddie Mac
4.50%		4/15/19	2,834,387	3,001,673

See notes to financial statements.

19

ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

	Percentage of Net Assets	Maturity Date	Principal Amount	Value
Government National Mortgage Association
4.77%		8/16/27	$86,304	$86,490
3.96%		6/16/31	142,385	145,470
4.50%		11/20/36	284,686	287,536
				4,497,497
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES				14,303,691
U.S. GOVERNMENT AGENCIES	2.1%
FDIC Structured Sale Guaranteed Notes
1.68%(a)(b)		1/7/13	500,000	499,965
TOTAL U.S. GOVERNMENT AGENCIES				499,965

	Percentage of Net Assets		Shares	Value
INVESTMENT COMPANIES	0.0%
Northern Institutional Treasury Portfolio 0.04%			381	$381
TOTAL INVESTMENT COMPANIES				381

	Percentage of Net Assets		Principal Amount	Value
REPURCHASE AGREEMENTS	4.7%
Bank of America, 0.23%, (Agreement dated 10/31/12 to be repurchased at $1,103,007 on 11/1/12 Collateralized by Fixed Rate U.S. Government Mortgage-Backed Security, 3.00%, with a value of $1,125,060, due at 12/20/40)			$1,103,000	$1,103,000
TOTAL REPURCHASE AGREEMENTS				1,103,000
TOTAL INVESTMENTS (Cost $23,076,526)(c)	99.9%			23,584,245
NET OTHER ASSETS (LIABILITIES)	0.1%			22,887
NET ASSETS	100.0%			$23,607,132

*	The rates presented are the rates in effect at October 31, 2012.
(a)
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(b)	Zero coupon bond reflects effective yield on the date of purchase.
(c)	Represents cost for financial reporting purposes.
FDIC - Federal Deposit Insurance Corporation.

See notes to financial statements.

20

ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

	Percentage of Net Assets	Maturity Date	Principal Amount	Value
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	11.6%
1 Yr. Constant Maturity Treasury Based ARMS	11.6%
Fannie Mae
2.52%		7/1/37	$1,509,745	$1,628,091
2.71%		9/1/38	1,259,589	1,348,982
				2,977,073
TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES				2,977,073
FIXED RATE MORTGAGE-RELATED SECURITIES	83.7%
15 Yr. Securities	41.6%
Fannie Mae
7.00%		3/1/15	19,295	20,160
7.00%		3/1/15	21,192	22,142
7.00%		3/1/15	38,459	40,123
7.50%		11/1/15	38,669	40,879
6.50%		1/1/16	30,369	31,930
6.00%		6/1/16	120,158	128,418
6.00%		7/1/17	97,472	106,025
6.00%		7/1/17	152,182	164,642
3.50%		7/1/21	1,460,216	1,549,936
2.50%		2/1/26	628,521	658,335
3.00%		9/1/26	4,829,899	5,100,513
2.50%		10/1/27	2,486,503	2,609,891
Freddie Mac
6.00%		6/1/17	167,034	180,956
				10,653,950
30 Yr. Securities	38.6%
Fannie Mae
4.00%		5/1/42	1,358,155	1,426,125
Freddie Mac
3.50%		11/1/41	2,934,848	3,122,672
4.00%		3/1/42	1,598,092	1,675,637
3.00%		8/1/42	3,481,120	3,648,019
				9,872,453
Collateralized Mortgage Obligations	3.5%
Fannie Mae
4.00%		10/25/32	471,013	487,310
Government National Mortgage Association
4.77%		8/16/27	86,304	86,490
4.50%		11/20/36	323,486	326,724
				900,524
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES				21,426,927

U.S. GOVERNMENT AGENCIES	0.8%
FDIC Structured Sale Guaranteed Notes
3.00%(a)		9/30/19	197,620	202,314
TOTAL U.S. GOVERNMENT AGENCIES				202,314

See notes to financial statements.

21

ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

	Percentage of Net Assets	Shares	Value
INVESTMENT COMPANIES	3.9%
Northern Institutional Treasury Portfolio, 0.04%		998,495	$998,495
TOTAL INVESTMENT COMPANIES			998,495
TOTAL INVESTMENTS (Cost $24,966,443)(b)	100.0%		25,604,809
NET OTHER ASSETS (LIABILITIES)	0.0%		(3,214)
NET ASSETS	100.0%		$25,601,595

*	The rates presented are the rates in effect at October 31, 2012.
(a)
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(b)	Represents cost for financial reporting purposes.
FDIC - Federal Deposit Insurance Corporation.

See notes to financial statements.

22

ASSET MANAGEMENT FUND
U.S. GOVERNMENT MORTGAGE FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

	Percentage of Net Assets	Maturity Date	Principal Amount	Value
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	22.3%
1 Yr. Constant Maturity Treasury Based ARMS	19.5%
Fannie Mae
2.52%		7/1/37	$2,357,456	$2,542,252
2.71%		9/1/38	1,832,130	1,962,156
				4,504,408
HYBRID ARMS	2.8%
Freddie Mac
2.46%		11/1/36	630,065	661,015
TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES				5,165,423
FIXED RATE MORTGAGE-RELATED SECURITIES	74.6%
10 Yr. Securities	1.7%
Fannie Mae
3.50%		7/1/21	365,054	387,484

15 Yr. Securities	17.4%
Fannie Mae
7.00%		3/1/15	26,541	27,731
2.50%		2/1/26	628,521	658,335
3.00%		9/1/26	2,414,949	2,550,257
2.50%		10/1/27	745,951	782,967
				4,019,290
30 Yr. Securities	41.5%
Fannie Mae
5.00%		3/1/38	271,618	295,819
4.00%		5/1/42	679,077	713,062
Freddie Mac
3.50%		11/1/41	782,626	832,713
4.00%		3/1/42	676,556	709,384
3.00%		8/1/42	6,464,938	6,774,893
Government National Mortgage Association
7.50%		2/15/24	62,420	72,113
7.00%		4/15/27	85,448	98,657
6.00%		1/15/29	96,083	108,721
				9,605,362
Collateralized Mortgage Obligations	14.0%
Fannie Mae
4.00%		1/25/33	44,331	45,433
Freddie Mac
4.50%		4/15/19	2,843,911	3,011,760
4.00%		3/15/33	95,315	102,978
Government National Mortgage Association
4.77%		8/16/27	86,304	86,490
				3,246,661
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES				17,258,797

23

ASSET MANAGEMENT FUND
U.S. GOVERNMENT MORTGAGE FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

	Percentage of Net Assets	Maturity Date	Principal Amount	Value
U.S. GOVERNMENT AGENCIES	0.8%
FDIC Structured Sale Guaranteed Notes 3.00%(a)		9/30/19	$197,620	$202,314
TOTAL U.S. GOVERNMENT AGENCIES				202,314

	Percentage of Net Assets		Shares	Value
INVESTMENT COMPANIES	2.2%
Northern Institutional Treasury Portfolio, 0.04%			503,445	$503,445
TOTAL INVESTMENT COMPANIES				503,445
TOTAL INVESTMENTS (Cost $ 22,487,239)(b)	99.9%			23,129,979
NET OTHER ASSETS (LIABILITIES)	0.1%			13,042
NET ASSETS	100.0%			$23,143,021

*	The rates presented are the rates in effect at October 31, 2012.
(a)
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(b)	Represents cost for financial reporting purposes.
FDIC - Federal Deposit Insurance Corporation.

See notes to financial statements.

24

ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	96.6%
Aerospace & Defense	6.1%
General Dynamics Corp.		30,000	$2,042,400
United Technologies Corp.		42,000	3,282,720
			5,325,120
Air Freight & Logistics	3.4%
United Parcel Service, Inc.		40,000	2,930,000
Beverages	8.3%
Coca-Cola Co.		100,000	3,718,000
PepsiCo, Inc.		50,000	3,462,000
			7,180,000
Chemicals	3.4%
Du Pont (E.I.) De Nemours		38,000	1,691,760
Praxair, Inc.		12,000	1,274,520
			2,966,280
Commercial Banks	4.3%
Wells Fargo & Co.		110,000	3,705,900
Communications Equipment	1.0%
Cisco Systems, Inc.		50,000	857,000
Diversified Financial Services	3.2%
American Express Co.		50,000	2,798,500
Food & Staples Retailing	6.1%
Sysco Corp.		50,000	1,553,500
Wal-Mart Stores, Inc.		50,000	3,751,000
			5,304,500
Food Products	2.8%
General Mills, Inc.		60,000	2,404,800
Health Care Equipment & Supplies	5.0%
Becton, Dickinson & Co.		30,000	2,270,400
Medtronic, Inc.		50,000	2,079,000
			4,349,400
Hotels, Restaurants & Leisure	4.0%
McDonald’s Corp.		40,000	3,472,000
Household Products	4.0%
Procter & Gamble		50,000	3,462,000
Industrial Conglomerates	7.2%
3M Company		35,000	3,066,000
General Electric Co.		150,000	3,159,000
			6,225,000
Insurance	4.5%
Berkshire Hathaway, Inc.(a)		30	3,885,150
IT Services	6.0%
Automatic Data Processing		30,000	1,733,700
International Business Machines Corp.		18,000	3,501,540
			5,235,240
Media	3.4%
The Walt Disney Company		60,000	2,944,200

See notes to financial statements.

25

ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

	Percentage of Net Assets	Shares	Value
Oil & Gas Consumable Fuels	8.3%
Chevron Corp.		32,000	$3,526,720
Exxon Mobil Corp.		40,000	3,646,800
			7,173,520
Pharmaceuticals	8.0%
Abbott Laboratories		50,000	3,276,000
Johnson & Johnson		52,000	3,682,640
			6,958,640
Software	3.9%
Microsoft Corp.		120,000	3,424,200
Specialty Retail	3.7%
Home Depot		25,000	1,534,500
TJX Companies		40,000	1,665,200
			3,199,700
TOTAL COMMON STOCKS			83,801,150
INVESTMENT COMPANIES	3.4%
Northern Institutional Treasury Portfolio 0.04%		3,000,224	3,000,224
TOTAL INVESTMENT COMPANIES			3,000,224
TOTAL INVESTMENTS (Cost $57,734,803)(b)	100.0%		86,801,374
NET OTHER ASSETS (LIABILITIES)	0.0%		(15,416)
NET ASSETS	100.0%		$86,785,958

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes.

26

ASSET MANAGEMENT FUND STATEMENTS OF ASSETS & LIABILITIES October 31, 2012

	Ultra Short Mortgage Fund	Ultra Short Fund	Short U.S. Government Fund	Intermediate Mortgage Fund	U.S. Government Mortgage Fund	Large Cap Equity Fund
Assets
Investments, at cost	$385,828,628	$6,899,257	$23,076,526	$24,966,443	$22,487,239	$57,734,803
Investments, at value	$394,149,364	$7,035,314	$23,584,245	$25,604,809	$23,129,979	$86,801,374
Receivable for dividends and interest	958,155	17,696	59,254	63,137	59,273	99,933
Receivable for investments sold	274,385	56,065	20,816	—	15,784	—
Receivable for capital shares sold	—	—	—	—	—	9,733
Receivable from Adviser / Distributor	171,911	3,058	2,383	5,590	2,309	7,226
Total Assets	$395,553,815	$7,112,133	$23,666,698	$25,673,536	$23,207,345	$86,918,266
Liabilities
Income distribution payable	$542,664	$5,650	$35,437	$43,381	$40,526	$—
Investment advisory fees payable	149,580	2,706	5,005	7,603	4,907	49,445
Administration fees payable	39,405	707	2,370	2,579	2,317	9,288
Distribution fees payable	83,100	1,503	3,003	3,258	2,944	18,066
Capital shares redeemed payable	53,997	—	—	10	—	43
Accrued expenses and other payable	295,415	5,849	13,751	15,110	13,630	55,466
Total Liabilities	1,164,161	16,415	59,566	71,941	64,324	132,308
Net Assets	$394,389,654	$7,095,718	$23,607,132	$25,601,595	$23,143,021	$86,785,958
Class I
Net assets	$394,389,654	$7,095,718	$23,607,132	$25,601,595	$23,143,021	$—
Share of common stock outstanding	53,564,658	1,387,040	2,542,007	5,651,433	2,588,805	—
Net asset value per share	$7.36	$5.12	$9.29	$4.53	$8.94	$—
Class AMF
Net assets	$—	$—	$—	$—	$—	$82,372,767
Share of common stock outstanding	—	—	—	—	—	8,754,350
Net asset value per share	$—	$—	$—	$—	$—	$9.41
Class H
Net assets	$—	$—	$—	$—	$—	$4,413,191
Share of common stock outstanding	—	—	—	—	—	469,024
Net asset value per share	$—	$—	$—	$—	$—	$9.41
Net Assets
Paid in capital	$731,930,596	$35,233,857	$32,503,443	$77,830,866	$30,608,551	$54,838,211
Accumulated net investment income (loss)	(65,753)	(1,150)	(5,486)	(2,306)	(2,459)	10,147
Accumulated net realized gains (losses)	(345,795,925)	(28,273,046)	(9,398,544)	(52,865,331)	(8,105,811)	2,871,029
Unrealized appreciation (depreciation) on investments	8,320,736	136,057	507,719	638,366	642,740	29,066,571
Net assets	$394,389,654	$7,095,718	$23,607,132	$25,601,595	$23,143,021	$86,785,958

See notes to financial statements.

27

ASSET MANAGEMENT FUND STATEMENTS OF OPERATIONS For the Year Ended October 31, 2012

	Ultra Short Mortgage Fund	Ultra Short Fund	Short U.S. Government Fund	Intermediate Mortgage Fund	U.S. Government Mortgage Fund	Large Cap Equity Fund
INVESTMENT INCOME:
Interest income	$8,108,064	$127,184	$528,950	$646,543	$606,791	$—
Dividend income	12	50	39	28	93	2,115,148
Total investment income	8,108,076	127,234	528,989	646,571	606,884	2,115,148
Operating expenses:
Investment advisory	1,838,002	31,924	59,235	89,979	57,520	559,145
Distribution — Class AMF Shares	—	—	—	—	—	204,961
Distribution — Class I Shares	1,021,110	17,735	35,541	38,563	34,513	—
Administration	473,597	8,231	27,481	29,824	26,694	100,486
Legal	242,076	4,244	9,922	10,840	9,702	37,577
Registration	23,660	10,680	11,843	14,597	11,081	38,796
Trustees	102,687	1,783	5,914	6,372	5,694	21,475
Other	595,459	11,273	35,177	37,657	33,229	142,746
Total expenses before fee reductions	4,296,591	85,870	185,113	227,832	178,433	1,105,186
Fees reduced by waivers/reimbursements	(1,297,523)	(22,536)	(7,419)	(35,028)	(5,871)	(81,983)
Net expenses	2,999,068	63,334	177,694	192,804	172,562	1,023,203
Net investment income	5,109,008	63,900	351,295	453,767	434,322	1,091,945
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Realized gains (losses) from investment transactions	636,422	(14,830)	(28,372)	207,412	705,825	2,871,029
Change in unrealized appreciation (depreciation) on investments	543,259	69,643	108,236	262,376	(310,764)	7,312,443
Net realized and unrealized gains (losses) from investment activities	1,179,681	54,813	79,864	469,788	395,061	10,183,472
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,288,689	$118,713	$431,159	$923,555	$829,383	$11,275,417

See notes to financial statements.

28

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29

ASSET MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Ultra Short Mortgage Fund		Ultra Short Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (decrease) in net assets:
Operations:
Net investment income	$5,109,008	$8,572,261	$63,900	$102,393
Net realized gains (losses) from investment transactions	636,422	1,771,063	(14,830)	15,342
Change in unrealized appreciation (depreciation) on investments	543,259	(6,774,077)	69,643	(114,056)
Change in net assets resulting from operations	6,288,689	3,569,247	118,713	3,679
Dividends paid to stockholders:
From net investment income	(7,593,989)	(12,393,077)	(83,675)	(144,365)
Total dividends paid to stockholders	(7,593,989)	(12,393,077)	(83,675)	(144,365)
Capital Transactions:
Proceeds from sale of shares	13,305,515	17,090,829	—	—
Value of shares issued to stockholders in reinvestment of dividends	650,222	1,099,895	3,091	9,720
Value of shares redeemed	(54,745,370)	(254,997,532)	(35,958)	(7,171,509)
Change in net assets from capital transactions	(40,789,633)	(236,806,808)	(32,867)	(7,161,789)
Change in net assets	(42,094,933)	(245,630,638)	2,171	(7,302,475)
Net Assets:
Beginning of year	436,484,587	682,115,225	7,093,547	14,396,022
End of year	$394,389,654	$436,484,587	$7,095,718	$7,093,547

Accumulated undistributed net investment income (losses) (distributions in excess of income)	$(65,753)	$44,175	$(1,150)	$3,601

See notes to financial statements.

30

Short U.S. Government Fund		Intermediate Mortgage Fund		U.S. Government Mortgage Fund
Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

$351,295	$427,486	$453,767	$533,948	$434,322	$458,274

(28,372)	126,773	207,412	(254,091)	705,825	(101,029)

108,236	(445,991)	262,376	(54,794)	(310,764)	41,502

431,159	108,268	923,555	225,063	829,383	398,747

(472,688)	(505,687)	(539,884)	(638,976)	(505,365)	(558,229)
(472,688)	(505,687)	(539,884)	(638,976)	(505,365)	(558,229)

111,297	12,026	500	10,000	20	10,000

37,058	45,437	1,956	7,843	23,779	27,340
(1,237,974)	(928,218)	(389,304)	(3,586,621)	(80,227)	(25,167)

(1,089,619)	(870,755)	(386,848)	(3,568,778)	(56,428)	12,173
(1,131,148)	(1,268,174)	(3,177)	(3,982,691)	267,590	(147,309)

24,738,280	26,006,454	25,604,772	29,587,463	22,875,431	23,022,740
$23,607,132	$24,738,280	$25,601,595	$25,604,772	$23,143,021	$22,875,431

$(5,486)	$2,419	$(2,306)	$(50)	$(2,459)	$1,869

31

ASSET MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Large Cap Equity Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (decrease) in net assets:
Operations:
Net investment income	$1,091,945	$1,071,138
Net realized gains from investment transactions	2,871,029	4,779,643
Change in unrealized appreciation (depreciation) on investments	7,312,443	1,645,315
Change in net assets resulting from operations	11,275,417	7,496,096
Dividends paid to stockholders:
From net investment income:
Class AMF Stockholders	(1,073,283)	(997,347)
Class H Stockholders	(58,705)	(46,516)
From net realized gains:
Class AMF Shares	(1,671,892)	—
Class H Shares	(74,861)	—
Total dividends paid to stockholders	(2,878,741)	(1,043,863)
Capital Transactions:
Class AMF Shares:
Proceeds from sale of shares	2,396,055	1,378,284
Value of shares issued to stockholders in reinvestment of dividends	1,968,621	711,408
Cost of shares repurchased	(6,914,380)	(19,790,834)
Class H Shares:
Proceeds from sale of shares	549,854	438,432
Value of shares issued to stockholders in reinvestment of dividends	133,566	46,516
Cost of shares repurchased	(89,115)	(197,091)
Change in net assets from capital transactions	(1,955,399)	(17,413,285)
Change in net assets	6,441,277	(10,961,052)
Net Assets:
Beginning of year	80,344,681	91,305,733
End of year	$86,785,958	$80,344,681
Accumulated net investment income	$10,147	$50,190

See notes to financial statements.

32

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$7.39	$7.50	$7.33	$7.72	$9.62
Income from investment operations:
Net investment income	0.0906	0.1166	0.2054	0.3058	0.4290
Net realized and unrealized gains (losses) from investments	0.0163	(0.0457)	0.2082	(0.3855)	(1.9116)
Total from investment operations	0.1069	0.0709	0.4136	(0.0797)	(1.4826)
Less distributions:
Dividends paid to stockholders:
From net investment income	(0.1369)	(0.1809)	(0.2436)	(0.3109)	(0.4174)
Change in net asset value	(0.03)	(0.11)	0.17	(0.39)	(1.90)
Net asset value, end of year	$7.36	$7.39	$7.50	$7.33	$7.72
Total return	1.46%	0.97%	5.75%	(0.88)%	(15.95)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$394,390	$436,485	$682,115	$891,744	$1,044,580
Ratio of net expenses to average net assets	0.73%	0.67%	0.57%	0.60%	0.50%
Ratio of net investment income to average net assets	1.26%	1.71%	2.88%	4.24%	4.71%
Ratio of gross expenses to average net assets*	1.05%	0.97%	0.87%	0.90%	0.80%
Portfolio turnover rate	77%	57%	74%	56%	35%

*	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

33

ASSET MANAGEMENT FUND
ULTRA SHORT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$5.09	$5.16	$5.59	$6.86	$9.61
Income from investment operations:
Net investment income	0.0459	0.0458	0.2737	0.4179	0.4667
Net realized and unrealized gains (losses) from investments	0.0442	(0.0409)	(0.3939)	(1.2717)	(2.7462)
Total from investment operations	0.0901	0.0049	(0.1202)	(0.8538)	(2.2795)
Less distributions:
Dividends paid to stockholders:
From net investment income	(0.0601)	(0.0749)	(0.3098)	(0.4162)	(0.4705)
Change in net asset value	0.03	(0.07)	(0.43)	(1.27)	(2.75)
Net asset value, end of year	$5.12	$5.09	$5.16	$5.59	$6.86
Total return	1.78%	0.10%	(2.25)%	(12.45)%	(24.99)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$7,096	$7,094	$14,396	$21,115	$39,750
Ratio of net expenses to average net assets	0.89%	0.79%	0.63%	0.67%	0.54%
Ratio of net investment income to average net assets	0.90%	1.06%	5.23%	7.07%	5.16%
Ratio of gross expenses to average net assets*	1.21%	1.09%	0.93%	0.97%	0.84%
Portfolio turnover rate	111%	83%	66%	10%	32%

*	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

34

ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.30	$9.45	$9.49	$9.28	$10.35
Income from investment operations:
Net investment income	0.1377	0.1592	0.2236	0.3548	0.4301
Net realized and unrealized gains (losses) from investments	0.0377	(0.1204)	(0.0115)	0.2069	(1.0594)
Total from investment operations	0.1754	0.0388	0.2121	0.5617	(0.6293)
Less distributions:
Dividends paid to stockholders:
From net investment income	(0.1854)	(0.1888)	(0.2521)	(0.3517)	(0.4407)
Change in net asset value	(0.01)	(0.15)	(0.04)	0.21	(1.07)
Net asset value, end of year	$9.29	$9.30	$9.45	$9.49	$9.28
Total return	1.91%	0.43%	2.28%	6.17%	(6.71)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$23,607	$24,738	$26,006	$36,630	$60,534
Ratio of net expenses to average net assets	0.75%	0.73%	0.63%	0.59%	0.53%
Ratio of net investment income to average net assets	1.48%	1.71%	2.44%	3.92%	4.33%
Ratio of gross expenses to average net assets*	0.78%	0.73%	0.63%	0.62%	0.53%
Portfolio turnover rate	44%	114%	44%	59%	58%

*	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

35

ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$4.46	$4.52	$5.00	$6.39	$9.12
Income from investment operations:
Net investment income	0.0794	0.0895	0.3162	0.4028	0.4504
Net realized and unrealized gains (losses) from investments	0.0853	(0.0418)	(0.4711)	(1.3925)	(2.7388)
Total from investment operations	0.1647	0.0477	(0.1549)	(0.9897)	(2.2884)
Less distributions:
Dividends paid to stockholders:
From net investment income	(0.0947)	(0.1077)	(0.3251)	(0.4003)	(0.4416)
Change in net asset value	0.07	(0.06)	(0.48)	(1.39)	(2.73)
Net asset value, end of year	$4.53	$4.46	$4.52	$5.00	$6.39
Total return	3.72%	1.09%	(3.27)%	(15.65)%	(25.94)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$25,602	$25,605	$29,587	$41,109	$80,239
Ratio of net expenses to average net assets	0.75%	0.72%	0.57%	0.70%	0.51%
Ratio of net investment income to average net assets	1.77%	2.03%	6.76%	7.41%	5.42%
Ratio of gross expenses to average net assets*	0.89%	0.82%	0.67%	0.80%	0.61%
Portfolio turnover rate	72%	174%	115%	32%	18%

*	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

36

ASSET MANAGEMENT FUND
U.S. GOVERNMENT MORTGAGE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.82	$8.88	$8.82	$8.86	$10.13
Income from investment operations:
Net investment income	0.1678	0.1767	0.3169	0.4225	0.4898
Net realized and unrealized gains (losses) on investments	0.1474	(0.0215)	0.0603	(0.0399)	(1.2772)
Total from investment operations	0.3152	0.1552	0.3772	0.3826	(0.7874)
Less distributions:
Dividends paid to stockholders:
From net investment income	(0.1952)	(0.2152)	(0.3172)	(0.4226)	(0.4826)
Change in net asset value	0.12	(0.06)	0.06	(0.04)	(1.27)
Net asset value, end of year	$8.94	$8.82	$8.88	$8.82	$8.86
Total return	3.73%	1.68%	4.37%	4.41%	(8.11)%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$23,143	$22,875	$23,023	$24,627	$59,835
Ratio of net expenses to average net assets	0.75%	0.73%	0.60%	0.68%	0.52%
Ratio of net investment income to average net assets	1.89%	2.01%	3.63%	4.83%	4.96%
Ratio of gross expenses to average net assets*	0.78%	0.73%	0.60%	0.68%	0.52%
Portfolio turnover rate	65%	93%	104%	36%	28%

*	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

37

ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND — CLASS AMF SHARES
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.53	$7.95	$7.11	$6.89	$10.47
Income (Loss) from operations:
Net investment income	0.12	0.11	0.09	0.09	0.09
Net realized and unrealized gains (losses) from investments	1.07	0.58	0.85	0.37	(2.57)
Total from investment operations	1.19	0.69	0.94	0.46	(2.48)
Less Distributions:
Dividends paid to stockholders:
From net investment income	(0.12)	(0.11)	(0.10)	(0.10)	(0.12)
From net realized gains on investments	(0.19)	—	—	(0.14)	(0.98)
Total distributions	(0.31)	(0.11)	(0.10)	(0.24)	(1.10)
Change in net asset value	0.88	0.58	0.84	0.22	(3.58)
Net asset value, end of year	$9.41	$8.53	$7.95	$7.11	$6.89
Total return	14.16%	8.66%	13.35%	7.16%	(26.23)%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$82,373	$76,905	$88,368	$76,669	$39,428
Ratio of net expenses to average net assets	1.20%	1.14%	1.04%	1.24%	0.97%
Ratio of net investment income to average net assets	1.25%	1.25%	1.23%	1.39%	1.08%
Ratio of gross expenses to average net assets*	1.30%	1.24%	1.15%	1.45%	1.07%
Portfolio turnover rate	8%	7%	14%	14%	14%

*	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

38

ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND — CLASS H SHARES
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

		Year Ended October 31,		Period Ended October 31, 2009(a)
	2012	2011	2010
Net asset value, beginning of period	$8.53	$7.95	$7.11	$5.52
Income (Loss) from operations:
Net investment income	0.13	0.12	0.11	0.07
Net realized and unrealized gains (losses) from investments	1.07	0.58	0.85	1.59
Total from investment operations	1.20	0.70	0.96	1.66
Less Distributions:
Dividends paid to stockholders:
From net investment income	(0.13)	(0.12)	(0.12)	(0.07)
From net realized gains on investments	(0.19)	—	—	—
Total distributions	(0.32)	(0.12)	(0.12)	(0.07)
Change in net asset value	0.88	0.58	0.84	1.59
Net asset value, end of period	$9.41	$8.53	$7.95	$7.11
Total return	14.33%	8.83%	13.59%	30.22%	(b)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$4,413	$3,440	$2,937	$2,584
Ratio of net expenses to average net assets	1.05%	0.99%	0.85%	0.90%	(c)
Ratio of net investment income to average net assets	1.39%	1.39%	1.41%	1.56%	(c)
Ratio of gross expenses to average net assets*	1.05%	0.99%	0.90%	1.05%	(c)
Portfolio turnover rate	8%	7%	14%	14%	(d)

*	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	For the period February 20, 2009 (commencement of operations) through October 31, 2009.
(b)	Not annualized.
(c)	Annualized.
(d)	The portfolio turnover rate represents the full year period of November 1, 2008 through October 31, 2009.

See notes to financial statements.

39

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2012

Asset Management Fund (the “Trust”) was reorganized as a Delaware statutory trust on September 30, 1999, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management company. As of October 31, 2012, the Trust is authorized to issue an unlimited number of shares in six separate series: the Ultra Short Mortgage Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund, the U.S. Government Mortgage Fund and the Large Cap Equity Fund (referred to individually as a “Fund” and collectively as the “Funds”). Each of the Funds, except the Large Cap Equity Fund, offer a single class of shares. The Large Cap Equity Fund is authorized to issue two classes of shares: Class AMF Shares and Class H Shares. Class AMF and Class H Shares of the Large Cap Equity Fund have the same rights and obligations except: (i) Class AMF Shares bear a distribution fee, while Class H Shares do not have any distribution fee, which will cause Class AMF Shares to have a higher expense ratio and to pay lower dividends than those related to Class H Shares; (ii) other expenses, which are determined to properly apply to one class of shares upon approval by the Board of Trustees of the Trust (“Board”), will be borne solely by the class to which such expenses are attributable; and (iii) each class will have exclusive voting rights with respect to the matters relating to its own distribution arrangements. The Money Market Fund was liquidated on August 15, 2012.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. The Trust maintains an insurance policy that insures its officers and trustees against certain liabilities.

A. Significant accounting policies are as follows:

SECURITY VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

•      Level 1 — quoted prices in active markets for identical assets

•      Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities are valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

The Funds’ prices for equity securities are generally provided by an independent third party pricing service approved by the Board as of the close of the regular trading session of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of each Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest bid quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

The Funds’ debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days are valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. If a pricing service is unable to provide valuations for a particular security or securities, or the Adviser has determined that such valuations are unreliable, the Funds will fair value the security or securities pursuant to the fair valuation methodology of the Adviser approved by the Board.

Within the fair value pricing methodology used by the Adviser, among the more specific factors that are considered in determining the fair value of investments in debt instruments are: (1) information obtained with respect to market transactions in such securities or comparable securities; (2) the price and extent of public trading in similar securities of the issuer or comparable securities; (3) the fundamental analytical data relating to the investment; (4) quotations from broker/dealers, yields, maturities, ratings and various relationships between securities; and (5) evaluation of the forces which influence the market in which these securities are purchased and sold. The fair valuation process also takes into consideration factors such as interest rate changes, movements in credit spreads, default rate assumptions, repayment assumptions, type and quality of collateral, and security seasoning. Imprecision in estimating fair value can impact the amount of unrealized appreciation or

40

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2012

depreciation recorded for a particular security, and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

Fair value pricing, including evaluated prices obtained from pricing services, is inherently a process of estimates and judgments. Fair value prices may fluctuate less than market prices due to technical issues which may impact the prices at which the Funds can purchase or sell securities. Market prices can be impacted by technical factors such as short term changes in market liquidity and volatility which may not directly impact fair value prices. There can be no assurance that a Fund could purchase or sell a portfolio of investments at the fair value price used to calculate the Fund’s NAV. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater NAV volatility.

While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2012:

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Ultra Short Mortgage Fund
U.S. Government Agency Mortgages	$—	$369,060,001	$—	$369,060,001
U.S. Government Agencies	—	4,118,333	—	4,118,333
U.S. Government Obligations	—	2,248,113	—	2,248,113
Repurchase Agreements	—	18,722,000	—	18,722,000
Investment Companies	917	—	—	917
Total Investments				394,149,364
Ultra Short Fund
U.S. Government Agency Mortgages	—	6,675,510	—	6,675,510
Investment Companies	359,804	—	—	359,804
Total Investments				7,035,314
Short U.S. Government Fund
U.S. Government Agency Mortgages	—	21,980,899	—	21,980,899
U.S. Government Agencies		499,965	—	499,965
Repurchase Agreements		1,103,000		1,103,000
Investment Companies	381	—	—	381
Total Investments				23,584,245
Intermediate Mortgage Fund
U.S. Government Agency Mortgages	—	24,404,000	—	24,404,000
U.S. Government Agencies	—	202,314	—	202,314
Investment Companies	998,495	—	—	998,495
Total Investments				25,604,809
U.S. Government Mortgage Fund
U.S. Government Agency Mortgages	—	22,424,220	—	22,424,220
U.S. Government Agencies	—	202,314	—	202,314
Investment Companies	503,445	—	—	503,445
Total Investments				23,129,979
Large Cap Equity Fund
Common Stocks	83,801,150	—	—	83,801,150
Investment Companies	3,000,224	—	—	3,000,224
Total Investments				$86,801,374

As of October 31, 2012, there were no Level 3 securities held by the Funds. The Trust’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Level 1, 2 or 3 as of October 31, 2012, based on levels assigned to securities as of October 31, 2011.

REPURCHASE AGREEMENTS

With the exception of the Ultra Short Fund and Large Cap Equity Fund, obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks may be purchased from government securities dealers or the custodian bank, subject to the seller’s agreement to repurchase them at an agreed upon date and price. The value of collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by Funds may be delayed or limited.

41

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2012

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS

Each Fund may purchase securities on a when-issued or delayed-delivery basis. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. By the time of delivery, securities purchased on a when-issued or delayed-delivery basis may be valued at less than the purchase price. At the time when-issued or delayed-delivery securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any income on the securities that it purchased. There were no when-issued securities held in the Funds as of October 31, 2012.

DIVIDENDS TO SHAREHOLDERS

Ultra Short Mortgage Fund, Ultra Short Fund, Short U.S. Government Fund, Intermediate Mortgage Fund and U.S. Government Mortgage Fund:

Dividends from net investment income are declared daily and paid monthly. Net short-term and long-term capital gains, if any, are declared and paid annually.

Large Cap Equity Fund:

Dividends from net investment income are declared and paid at least quarterly. Net short-term and long-term capital gains, if any, are declared and paid annually.

For all Funds, distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclass of dividend distribution and return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

FEDERAL TAXES

No provision is made for Federal income taxes as it is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

MANAGEMENT ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

OTHER

Investment transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, investment transactions are reported on the trade date. Interest income is recorded on the accrual basis, amortization and accretion is recognized based on the anticipated effective maturity date, and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

B. Fees and transactions with affiliates were as follows:

Shay Assets Management, Inc. “SAMI” serves the Trust as investment adviser (the “Adviser”). Sean Kelleher is the current President of SAMI. The Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. “SISI”. SISI is controlled by Rodger D. Shay, Chairman of the Board and Rodger D. Shay, Jr., a member of the Board and President of Shay Financial Services, Inc. “SFSI”, also a wholly-owned subsidiary of SISI.

As compensation for investment advisory services, the Funds pay an investment advisory fee monthly based upon an annual percentage of the average daily net assets of each Fund as follows:

The investment advisory fee rate for the Ultra Short Mortgage Fund is 0.45% of the first $3 billion, 0.35% of the next $2 billion, and 0.25% of net assets in excess of $5 billion. The Adviser voluntarily waived a portion of its fee so that the Fund paid 0.25% of average daily net assets for the year ended October 31, 2012.

The investment advisory fee rate for the Ultra Short Fund is 0.45% of the average daily net assets. The Adviser voluntarily

42

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2012

waived a portion of its fee so that the Fund paid 0.25% of average daily net assets for the year ended October 31, 2012.

The investment advisory fee rate for each of the Short U.S. Government Fund and the U.S. Government Mortgage Fund, computed separately, is 0.25% of the first $500 million, 0.175% of the next $500 million, 0.125% of the next $500 million, and 0.10% of net assets in excess of $1.5 billion.

The investment advisory fee rate for the Intermediate Mortgage Fund is 0.35% of the first $500 million, 0.275% of the next $500 million, 0.20% of the next $500 million, and 0.10% of net assets in excess of $1.5 billion. The Adviser voluntarily waived a portion of its fee so that the Fund paid 0.25% of average daily net assets for the year ended October 31, 2012.

The investment advisory fee rate for the Large Cap Equity Fund is 0.65% of the first $250 million and 0.55% for assets over $250 million.

The Adviser has contractually agreed to reduce its advisory fees charged to the Short U.S. Government Fund, the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund, to the extent that the daily ratio of operating expenses to average daily net assets of each Fund exceeds 0.75% through February 28, 2013. As a result of the contractual expense limit, the Adviser reduced its adviser fees charged for the Short U.S Government Fund, the Intermediate Mortgage Fund and the U.S Government Fund for the following amounts; $7,419, $9,370 and $5,871, respectively, for the year ended October 31, 2012.

SFSI serves the Trust as distributor (the “Distributor”). The Distributor is a wholly-owned subsidiary of SISI, which is controlled by Rodger D. Shay, Chairman of the Board and Rodger D. Shay, Jr., a member of the Board of and the President of SFSI.

As compensation for distribution services, the Trust pays the Distributor a distribution fee monthly in accordance with the distribution plan adopted by the Trust, pursuant to Rule 12b-1 under the 1940 Act, based upon an annual percentage of the average daily net assets of each Fund as follows:

The distribution fee rate for the Short U.S. Government Fund is based upon an annual percentage of the average daily net assets of the funds and is as follows: 0.15% of the first $500 million, 0.125% of the next $500 million, 0.10% of the next $1 billion, and 0.075% of combined net assets in excess of $2 billion.

The distribution fee rate for each of the Ultra Short Mortgage Fund and the Ultra Short Fund, computed separately, is 0.25% of average daily net assets. The Distributor voluntarily waived a portion of its fee so that the Ultra Short Mortgage Fund and the Ultra Short Fund paid an amount equal to 0.15% of average daily net assets for the year ended October 31, 2012.

The distribution fee rate for each of the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund, computed separately, is as follows: 0.15% of the first $500 million,

0.125% of the next $500 million, 0.10% of the next $500 million, and 0.075% of net assets in excess of $1.5 billion.

The distribution fee rate for the Large Cap Equity Fund Class AMF Shares is 0.25% of average daily net assets. The Distributor waived a portion of its fee so that the Large Cap Equity Fund Class AMF Shares paid an amount equal to 0.15% of average daily net assets for the year ended October 31, 2012. The Large Cap Equity Fund Class H Shares do not have a distribution fee.

The Northern Trust Company (“Northern Trust”) and the Trust have entered into a Custody Agreement, Fund Administration and Accounting Services Agreement, and Transfer Agency Service Agreement (collectively the “Services Agreements”). As compensation for its services under the Service Agreements, the Trust has agreed to pay Northern Trust an annual fee of $680,000 for the aggregate services, plus out-of-pocket expenses exceeding $200,000.

The Trust has entered into a Compliance Services Agreement with Beacon Hill Fund Services, Inc. (“Beacon Hill”). Pursuant to the terms of the Compliance Services Agreement, Beacon Hill makes available an individual to serve as the Trust’s chief compliance officer. The chief compliance officer is responsible for administering the Trust’s compliance policies and procedures and, at least annually, reviewing, the compliance policies and procedures of the Trust and the Trust’s service providers in accordance with Rule 38a-1 under the 1940 Act. As compensation for the services to each Fund rendered by Beacon Hill under the Compliance Services Agreement, the Trust pays Beacon Hill an annual fee of $115,000, plus reasonable out-of-pocket expenses.

The Trust has entered into a Financial Services Agreement with Beacon Hill. Pursuant to the terms of the Financial Services Agreement, Beacon Hill makes available an individual to serve as the Trust’s chief financial officer. The chief financial officer is responsible for administering the Trust’s accounting policies and procedures. As compensation for the services to each Fund rendered by Beacon Hill under the Financial Services Agreement, the Trust has agreed to pay Beacon Hill an annual fee of $90,000 plus reasonable out-of-pocket expenses.

The Trust has entered into an agreement with Beacon Hill to provide governance and regulatory oversight services to the Trust. Under the terms of this agreement, Beacon Hill performs and coordinates fund governance and regulatory oversight activities of the Trust, including but not limited to, monitoring activities of its third party service providers, coordinating and filing amendments to the Trust’s registration statement and financial filings, preparing and distributing material for board meetings and maintaining all books and records as required by the federal securities laws. As compensation for its services under the agreement, the Trust pays Beacon Hill a fee at an annual rate of 0.02% of the average daily assets of the Trust for the first $1 billion and 0.015% of the average daily assets for assets in excess of $1 billion, with a minimum annual fee of $150,000 plus reasonable out-of-pocket expenses.

43

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2012

On April 24, 2012 Watertown Savings Bank commenced a civil action in the Circuit Court of Cook County against Asset Management Fund, specifically the Ultra Short and Ultra Short Mortgage Funds. As a result of the civil action, the Ultra Short Mortgage and Ultra Short Fund incurred legal expenses of $72,192 and $1,254 respectively, during the period covered by the report. These legal expenses have been included in the Statements of Operations under legal expenses for each Fund. In addition to the legal expense incurred, a corresponding legal expense reimbursement from the Funds’ insurance carrier has also been included in the Statements of Operations under expenses reduced for each Fund. The additional legal fees and corresponding expense reimbursement incurred in connection with this civil action resulted in no net asset value impact to either Fund.

C. Transactions in shares of the Funds for the year ended October 31, 2012 and year ended October 31, 2011 were as follows:

	Ultra Short Mortgage Fund		Ultra Short Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Share transactions:
Sale of shares	1,805,230	2,306,828	—	—
Shares issued to stockholders in reinvestment of dividends	88,189	148,245	606	1,900
Shares repurchased	(7,425,373)	(34,330,753)	(7,036)	(1,400,915)
Net (decrease)	(5,531,954)	(31,875,680)	(6,430)	(1,399,015)
Shares Outstanding
Beginning of year	59,096,612	90,972,292	1,393,470	2,792,485
End of year	53,564,658	59,096,612	1,387,040	1,393,470

	Short U.S. Government Fund		Intermediate Mortgage Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Share transactions:
Sale of shares	12,005	1,285	111	2,232
Shares issued to stockholders in reinvestment of dividends	3,993	4,883	433	1,762
Shares repurchased	(133,889)	(99,785)	(86,314)	(808,674)
Net (decrease)	(117,891)	(93,617)	(85,770)	(804,680)
Shares Outstanding
Beginning of year	2,659,898	2,753,515	5,737,203	6,541,883
End of year	2,542,007	2,659,898	5,651,433	5,737,203

	U.S. Government Mortgage Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Share transactions:
Sale of shares	2	1,160
Shares issued to stockholders in reinvestment of dividends	2,675	3,123
Shares repurchased	(9,065)	(2,916)
Net (decrease)	(6,388)	1,367
Shares Outstanding
Beginning of year	2,595,193	2,593,826
End of year	2,588,805	2,595,193

44

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2012

	Large Cap Equity Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Share transactions Class AMF:
Sale of shares	261,613	164,076
Shares issued to stockholders in reinvestment of dividends	222,599	85,795
Shares repurchased	(746,865)	(2,342,733)
Net increase	(262,653)	(2,092,862)
Shares Outstanding
Beginning of year	9,017,003	11,109,865
End of year	8,754,350	9,017,003

Share transactions Class H:
Sale of shares	60,740	52,269
Shares issued to stockholders in reinvestment of dividends	15,061	5,607
Shares repurchased	(10,111)	(23,825)
Net increase	65,690	34,051
Shares Outstanding
Beginning of period	403,334	369,283
End of year	469,024	403,334

D. For the year ended October 31, 2012, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

	Ultra Short Mortgage Fund	Ultra Short Fund	Short U.S. Government Fund	Intermediate Mortgage Fund	U.S. Government Mortgage Fund	Large Cap Equity Fund
Purchases	$—	$—	$—	$—	$—	$6,933,559
Sales			—	—	—	10,765,638

For the year ended October 31, 2012, purchases and sales of U.S. Government securities, other than short-term investments, were as follows:

	Ultra Short Mortgage Fund	Ultra Short Fund	Short U.S. Government Fund	Intermediate Mortgage Fund	U.S. Government Mortgage Fund
Purchases	$305,716,395	$7,181,524	$9,786,633	$17,333,884	$14,683,605
Sales	345,967,021	7,283,943	11,544,356	18,878,039	14,637,435

E. FEDERAL INCOME TAX INFORMATION:

The tax characteristics of distributions paid to shareholders during the fiscal years ended October 31, 2012, and 2011 were as follows:

2012	Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid*
Ultra Short Mortgage Fund	$7,779,865	$7,779,865	$7,779,865
Ultra Short Fund	86,828	86,828	86,828
Short U.S. Government Fund	467,341	467,341	467,341
Intermediate Mortgage Fund	528,284	528,284	528,284
U.S. Government Mortgage Fund	506,383	506,383	506,383

45

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2012

2011	Distributions paid from Ordinary Income	Total Taxable Distributions	Total Distributions Paid*
Money Market Fund	$10,875	$10,875	$10,875
Ultra Short Mortgage Fund	13,217,584	13,217,584	13,217,584
Ultra Short Fund	158,068	158,068	158,068
Short U.S. Government Fund	527,590	527,590	527,590
Intermediate Mortgage Fund	655,601	655,601	655,601
U.S. Government Mortgage Fund	562,800	562,800	562,800
*	Total distributions paid differ from the Statement of Changes in Net Assets because dividends are recognized when actually paid for federal income tax purposes.

The tax characteristics of distributions paid to shareholders during the years ended October 31, 2012 and 2011 for the Large Cap Equity Fund were as follows:

2012	Distributions paid from Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
Large Cap Equity Fund	$1,131,987	$1,746,753	$1,131,987	$—	$2,878,740

2011	Distributions paid from Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
Large Cap Equity Fund	$1,043,863	$—	$1,043,863	$—	$1,043,863

At October 31, 2012, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AMF Ultra Short Mortgage Fund	$385,829,739	$8,948,622	$(628,997)	$8,319,625
AMF Ultra Short Fund	6,899,257	141,151	(5,094)	136,057
AMF Short U.S. Government Fund	23,077,490	544,634	(37,879)	506,755
AMF Intermediate Mortgage Fund	24,967,215	652,686	(15,092)	637,594
AMF U.S. Government Mortgage Fund	22,487,239	654,629	(11,890)	642,739
AMF Large Cap Equity Fund	57,734,803	31,445,900	(2,379,329)	29,066,571

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings (Deficit)
Ultra Short Mortgage Fund	$476,912	$—	$476,912	$(542,664)	$(345,794,815)	$8,319,625	$(337,540,942)
Ultra Short Fund	4,500	—	4,500	(5,650)	(28,273,048)	136,059	(28,138,139)
Short U.S. Government Fund	29,948	—	29,948	(35,437)	(9,397,580)	506,758	(8,896,311)
Intermediate Mortgage Fund	41,074	—	41,074	(43,381)	(52,864,560)	637,596	(52,229,271)
U.S. Government Mortgage Fund	38,067	—	38,067	(40,526)	(8,105,811)	642,740	(7,465,530)
Large Cap Equity Fund	33,341	2,847,836	2,881,177	—	—	29,066,570	31,947,747

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings (deficit) and any net capital loss carryforwards will be determined at end of the current tax year.

46

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2012

At October 31, 2012, the following Funds had capital loss carry-forwards available to offset future net capital gains through the indicated expiration dates:

Fund	Amount		Expires	Amount		Expires
Ultra Short Mortgage Fund	$19,172,685		2013	$9,348,253		2017
Ultra Short Mortgage Fund	13,969,341		2014	290,225,068		2018
Ultra Short Mortgage Fund	1,808,482		2015	2,013,187		2019
Ultra Short Mortgage Fund	7,491,105		2016
Ultra Short Fund	1,507,357	*	2013	307,673	*	2017
Ultra Short Fund	1,784,218	*	2014	20,036,732	*	2018
Ultra Short Fund	1,128,003	*	2015	27,453	*	2019
Ultra Short Fund	3,451,774	*	2016
Short U.S. Government Fund	1,805,629	*	2013	1,071,031	*	2016
Short U.S. Government Fund	880,563	*	2014	5,140,920	*	2018
Short U.S. Government Fund	357,577	*	2015
Intermediate Mortgage Fund	1,821,864	*	2013	5,641,899	*	2017
Intermediate Mortgage Fund	2,863,116	*	2014	38,873,400	*	2018
Intermediate Mortgage Fund	1,013,863	*	2015	351,065		2019
Intermediate Mortgage Fund	2,299,353	*	2016
U.S. Government Mortgage Fund	3,057,928	*	2014	201,009		2019
U.S. Government Mortgage Fund	4,846,874		2018
*  A portion of the capital loss carry-forwards may be subject to limitations under Section 382 of the Internal Revenue Code, and is available to the extent allowed by tax law to offset future net capital gain, if any.

During the fiscal year ended October 31, 2012, Ultra Short Mortgage Fund, Ultra Short Fund, Intermediate Mortgage Fund, Short U.S. Government Fund and U.S. Government Mortgage Fund had net capital loss carry-forward amounts expire of $24,633,492, $1,616,100, $2,138,415, $104,641 and $2,082,704, respectively.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended October 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended October 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended October 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended October 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:
Fund	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Ultra Short Mortgage Fund	$1,310,284	$456,410
Short U.S. Government Fund	103,746	38,114
Ultra Short Fund	18,595	11,243

47

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2012

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales. To the extent these differences are permanent, adjustments are made to the appropriate components of net assets in the period that these differences arise.

F. LEGAL PROCEEDINGS

On December 28, 2010, West Texas National Bank (“WTNB”) commenced a FINRA arbitration proceeding against Shay Financial Services, Inc. (“Shay Financial”). WTNB alleges violation of state securities laws, negligent misrepresentation, breach of fiduciary duty, and other theories, and seeks damages of approximately $27.6 million and other costs relating to alleged losses from certain investments in mortgage-backed securities. In the alternative, Claimant seeks rescission for the purchase price of approximately $101 million paid for the original securities. In addition, WTNB seeks punitive damages, interest, costs and attorneys fees.

On August 18, 2011, Citizens Community Federal (“CCF”) commenced a FINRA arbitration proceeding against Shay Financial. CCF alleges breach of fiduciary duties, negligent misrepresentation, and seeks damages of approximately $14 million and other costs relating to alleged losses from certain investments in mortgage-backed securities. In the alternative, CCF seeks rescission for the original purchase price of approximately $71 million paid for the securities. In addition, CCF seeks punitive damages, interest, costs and attorneys fees.

On November 11, 2011, Town North Bank, N.A. (“TNB”) commenced a civil action in the U.S. District Court, Northern District of Texas, against Shay Financial. TNB alleges violations of federal securities law, fraud, and breach of fiduciary duty, and seeks approximately $64 million in damages from Shay Financial relating to alleged losses from investments in certain mortgage-backed securities and collateralized debt obligations. TNB also seeks punitive damages, interest, costs and attorneys fees.

On April 23, 2012 Watertown Savings Bank (“WSB”) commenced a FINRA arbitration proceeding against Shay Financial and on April 24, 2012, WSB commenced a civil action in the Circuit Court of Cook County against Shay Assets Management, Inc. (“Shay Assets”), Asset Management Fund, the Ultra Short Fund, Ultra Short Mortgage Fund and Rodger D. Shay, Jr. The factual allegations in both of these actions are similar and arise from alleged investment losses resulting from WSB’s investments in certain AMF Funds. In the FINRA matter, WSB alleges Shay Financial violated the Florida Securities and Investor Protection Act and FINRA Rules, violated Section 11 of the Securities Act of 1933, violated the Investment Company Act of 1940, violated the Illinois Consumer Fraud and Deceptive Business Practices Act, breached its fiduciary duties and failed to supervise its employees and WSB’s accounts and seeks rescissionary damages against Shay Financial of approximately $44 million, plus punitive damages, interest, costs and attorneys fees. In the Circuit Court matter, WSB sought to bring causes of action for common law fraud, conspiracy to commit common law fraud, aiding and abetting common law fraud, breach of fiduciary duty and negligent misrepresentation and sought compensatory damages against Shay Assets of approximately $43 million. On November 26, 2012, the Circuit Court dismissed Watertown’s complaint in its entirety, but granted Watertown leave to file an amended complaint by January 15, 2013. Defendants were given until February 12, 2013 to renew their motions to dismiss or otherwise respond if Watertown amends its Complaint.

On July 6 2012, Your Community Credit Union (“YCCU”), commenced a civil action in the District Court of Dallas County, Texas against Shay Financial and one Shay employee. YCCU alleges fraud and breach of fiduciary duty, and seeks restitution and damages of at least $2.5 million relating to alleged losses from investments in mortgage-backed securities and collateralized debt obligations. YCCU also seeks punitive damages, interest, costs and attorney’s fees.

There is no assurance that additional legal actions arising out of these circumstances will not be filed against Shay Assets, Shay Financial, the Funds, Rodger D. Shay and/or Rodger D. Shay, Jr. The Adviser and Distributor are unable to predict the potential range of monetary exposure, if any, but believe that claims asserted in each of the above-referenced actions are without merit and each intends to vigorously defend itself against all actions. However, an unfavorable result could have a material adverse effect on the Funds, Adviser and/or the Distributor.

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Asset Management Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ultra Short Mortgage Fund, Ultra Short Fund, Short U.S. Government Fund, Intermediate Mortgage Fund, U.S. Government Mortgage Fund, and Large Cap Equity Fund (collectively referred to as the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
December 21, 2012

49

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION
OCTOBER 31, 2012 (Unaudited)

Other Federal Income Tax Information

For the year ended October 31, 2012, certain distributions paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended October 31, 2012, qualify for corporate dividends received deduction for the following Fund:

Fund	Percentage
Large Cap Equity Fund	100%

For the year ended October 31, 2012, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Large Cap Equity Fund	100%

50

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
OCTOBER 31, 2012 (Unaudited)

Trustees and Officers of Asset Management Fund

Name, Address and Age	Position(s) Held with Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Independent Trustees

David F. Holland 17 Ledgewood Circle Topsfield, MA 01983 Age: 70	Trustee since 1993 and from 1988 to 1989. Indefinite Term of Office	Retired; Chairman of the Board, Chief Executive Officer and President, BostonFed Bancorp Inc. from 1995 to 2005; Chairman of the Board from 1989 to 2005 and Chief Executive Officer from 1986 to 2005, Boston Federal Savings Bank.	6

Gerald J. Levy 4000 W. Brown Deer Road Milwaukee, WI 53209 Age: 80	Lead Independent Trustee, Vice Chairman of the Board since 1997 and Trustee since 1982. Indefinite Term of Office	Chairman since 1984 and Director since 1963, Guaranty Bank, F.S.B.	6	FISERV, Inc.; Guaranty Financial; Federal Home Loan Bank of Chicago

William A. McKenna, Jr. 42 Dorothy Grace Road Saugerties, NY 12477 Age: 75	Trustee since 2002. Indefinite Term of Office	Retired; Chairman and Chief Executive Officer from 1992 to 2004 and President from 1985 to 2001, Ridgewood Savings Bank.	6
RSGroup Trust Company; RetirementSystem Group, Inc.; Irish Educational Development Foundation, Inc.; The Catholic University of America; RSI Retirement Trust; St. Vincent’s Services; Boys Hope Girls Hope; Calvary Hospital Fund; St. Aloysius School; American Institute of Certified Public Accountants; TransVideo Communications, Inc.

Maria F. Ramirez 675 3rd Avenue, 11th Floor New York, NY 10017 Age: 64	Trustee since 2005. Indefinite Term of Office	President and Chief Executive Officer, Maria Fiorini Ramirez Inc. (a global economic and financial consulting firm) since 1992.	6	Schroder Hedge Funds Bermuda; Pace University; Sovereign Bank; Security Mutual Insurance Company

Interested Trustees1

Rodger D. Shay2 1000 Brickell Avenue Miami, FL 33131 Age: 76	Chairman of the Board since 1997 and Trustee since 1993 and from 1985 to 1990. Indefinite Term of Office	Chairman and Director of Shay Investment Services, Inc. and Shay Financial Services, Inc. since 1997.	6	Shay Assets Management, Inc.

Rodger D. Shay, Jr.2 1000 Brickell Avenue Miami, FL 33131 Age: 53	Trustee since 2002. Indefinite Term of Office President since 2005. Term of Office Expires 2013	President and Chief Executive Officer of Shay Financial Services, Inc. since 1997; President, Shay Assets Management, Inc. from 2005 to 2008.	6	Family Financial Holdings, LLC; First Financial Bank and Trust

51

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
OCTOBER 31, 2012 (Unaudited)

Trustees and Officers of Asset Management Fund (continued)

Name, Address and Age	Position(s) Held with Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years
Officers

Trent M. Statczar 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 41	Treasurer since 2009. Term of Office Expires 2013	Director, Beacon Hill Fund Services, Inc. 2008 to present; Senior Vice President of Citi Fund Services Ohio, Inc. from 2007 to 2008; Vice President Citi Fund Services Ohio, Inc. from 2004 to 2007.

Rodney L. Ruehle 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 44	Chief Compliance Officer since 2009. Term of Office Expires 2013
Director, Beacon Hill Fund Services, Inc. 2008 to present; Vice President, CCO Services, Citi Fund Services, Inc. from 2004 to 2008; Director, Fund Administration, Citi Fund Services, Inc. from 1995 to 2004.

Eimile J. Moore 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 43	Assistant Secretary since 2011. Term of Office Expires 2013	Director, Business Management and Governance Services at Beacon Hill Fund Services, Inc. September 2011 to present; Vice President, JP Morgan Distribution Services, Inc. from 2006 to 2011.

1
A trustee is an “interested person” of the Trust under the 1940 Act because he holds certain positions with the Trust’s Distributor and/or Investment Adviser and because of his financial interest in Shay Investment Services, Inc., parent company of the Trust’s Investment Adviser, Shay Assets Management, Inc., and Distributor, Shay Financial Services, Inc.

2	Rodger D. Shay, Jr., Trustee, is the son of Rodger D. Shay, Chairman of the Board of Trustees and Trustee.

52

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
OCTOBER 31, 2012 (Unaudited)

A. SECURITY ALLOCATION
ULTRA SHORT MORTGAGE FUND

Security Allocation	Percentage of Net Assets
Adjustable Rate Mortgage-Related Securities	58.3%
Fixed Rate Mortgage-Related Securities	35.3%
U.S. Government Agency Securities	1.0%
U.S. Government Obligations	0.6%
Investment Companies	0.0%
Repurchase Agreements	4.7%
Total	99.9%

ULTRA SHORT FUND

Security Allocation	Percentage of Net Assets
Adjustable Rate Mortgage-Related Securities	79.3%
Fixed Rate Mortgage Related Securities	14.7%
Investment Companies	5.1%
Total	99.1%

SHORT U.S. GOVERNMENT FUND

Security Allocation	Percentage of Net Assets
Adjustable Rate Mortgage-Related Securities	32.5%
Fixed Rate Mortgage-Related Securities	60.6%
U.S. Government Agency Securities	2.1%
Repurchase Agreements	4.7%
Investment Companies	0.0%
Total	99.9%

INTERMEDIATE MORTGAGE FUND

Security Allocation	Percentage of Net Assets
Adjustable Rate Mortgage-Related Securities	11.6%
Fixed Rate Mortgage-Related Securities	83.7%
U.S. Government Agency Securities	0.8%
Investment Companies	3.9%
Total	100.0%

U.S. GOVERNMENT MORTGAGE FUND

Security Allocation	Percentage of Net Assets
Adjustable Rate Mortgage-Related Securities	22.3%
Fixed Rate Mortgage-Related Securities	74.6%
U.S. Government Agency Securities	0.8%
Investment Companies	2.2%
Total	99.9%

53

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
OCTOBER 31, 2012 (Unaudited)

LARGE CAP EQUITY FUND

Security Allocation	Percentage of Net Assets

Common Stocks	96.6%
Investment Companies	3.4%
Total	100.0%

B. EXPENSE COMPARISON:

As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expense Paid During Period* 5/1/12 - 10/31/12	Expense Ratio During Period** 5/1/12 - 10/31/12
Ultra Short Mortgage Fund		$1,000.00	$1,006.00	$3.73	0.74%
Ultra Short Fund		1,000.00	1,006.20	4.54	0.90%
Short U.S Government Fund		1,000.00	1,010.30	3.79	0.75%
Intermediate Mortgage Fund		1,000.00	1,015.10	3.80	0.75%
U.S Government Mortgage Fund		1,000.00	1,017.70	3.80	0.75%
Large Cap Equity Fund	Class AMF	1,000.00	1,024.80	6.21	1.22%
	Class H	1,000.00	1,025.60	5.45	1.07%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expense Paid During Period* 5/1/12 - 10/31/12	Expense Ratio During Period** 5/1/12 - 10/31/12
Ultra Short Mortgage Fund		$1,000.00	$1,021.42	$3.76	0.74%
Ultra Short Fund		1,000.00	1,020.61	4.57	0.90%
Short U.S Government Fund		1,000.00	1,021.37	3.81	0.75%
Intermediate Mortgage Fund		1,000.00	1,021.37	3.81	0.75%
U.S Government Mortgage Fund		1,000.00	1,021.37	3.81	0.75%
Large Cap Equity Fund	Class AMF	1,000.00	1,019.00	6.19	1.22%
	Class H	1,000.00	1,019.76	5.43	1.07%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

54

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (concluded)
OCTOBER 31, 2012 (Unaudited)

C. OTHER INFORMATION:

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-527-3713; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

      Information regarding how the Funds voted proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-527-3713; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

     A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request, by calling 800-527-3713.

55

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56

DISTRIBUTOR
Shay Financial Services, Inc.
1000 Brickell Avenue, Suite 500
Miami, FL 33131

INVESTMENT ADVISER
Shay Assets Management, Inc.
1000 Brickell Avenue, Suite 500
Miami, FL 33131

GOVERNANCE AND REGULATORY SERVICES
Beacon Hill Fund Services, Inc.
4041 N. High St.
Columbus, OH 43214

ADMINISTRATOR, TRANSFER AGENT, AND DIVIDEND AGENT
Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

LEGAL COUNSEL
Vedder Price, P.C.
222 North LaSalle Street
Chicago, IL 60601

CUSTODIAN
Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606

AMF-ANN-1012

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is David F. Holland, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)            Audit Fees.  Audit fees totaled $145,785 and $159,500 in fiscal years 2012 and 2011 respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b)            Audit-Related Fees.  There were no audit related fees billed in fiscal years 2012 and 2011.

(c)            Tax Fees.  Fees for tax compliance and review services totaled $29,850 and $27,500 in fiscal years 2012 and 2011, respectively.

(d)            All Other Fees.  There were no other fees in fiscal years 2012 and 2011.

(e)(1)       Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the trust’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to the fund, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)       2012 0%
  2011 0%

(f)             Not applicable

(g)            2012 $29,850
  2011 $27,500

(h)            Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)            There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)        Code of Ethics for Senior Financial Officers is filed herewith

(a)(2)        Certifications required by Item 12(a) of Form N-CSR are attached hereto.

(a)(3)        Not applicable.

(b)            Certification required by Item 12(b) of Form N-CSR is furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Asset Management Fund

By (Signature and Title)

/s/ Trent M. Statczar

Trent M. Statczar
Treasurer

Date:  January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Rodger D. Shay, Jr.

Rodger D. Shay, Jr.
President

Date:  January 4, 2013

By (Signature and Title)

/s/ Trent M. Statczar

Trent M. Statczar
Treasurer

Date:  January 4, 2013